SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION OF EACH OF THE LISTED FUNDS:

DWS Emerging Markets Equity Fund

DWS International Fund

DWS Strategic Value Fund

The following information replaces similar disclosure contained in APPENDIX I-D – PORTFOLIO MANAGEMENT under the heading “Fund Ownership of Portfolio Managers” and “Conflicts of Interest” in Part I of each Fund’s Statement of Additional Information.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by the portfolio management team for the fund as well as in all US-registered DWS Funds as a group (i.e., those funds advised by Deutsche Investment Management Americas Inc. or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of December 31, 2010.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned

Jason Inzer	None	$10,001 - $50,000
Thomas Voecking	None	None

Conflicts of Interest

In addition to managing the assets of the fund, the portfolio manager may have responsibility for managing other client accounts of the Advisor or its affiliates.  The tables below show, per portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by the portfolio manager. Total assets attributed to the portfolio manager in the tables below include total assets of each account managed, although the portfolio manager may only manage a portion of such account’s assets.  For a fund subadvised by subadvisors unaffiliated with the Advisor, total assets of funds managed may only include assets allocated to the portfolio manager and not the total assets of the fund managed. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account.  This information is provided as of December 31, 2010.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts

Jason Inzer	0	$0	0	$0
Thomas Voecking	0	$0	0	$0

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts

Jason Inzer	0	$0	0	$0
Thomas Voecking	9	$1,592,812,573	3	$947,424,135

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts

Jason Inzer	0	$0	0	$0
Thomas Voecking	0	$0	0	$0

Please Retain This Supplement for Future Reference

May 9, 2011